UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 01, 2023

DANIMER SCIENTIFIC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39280	84-1924518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Industrial Boulevard
Bainbridge, Georgia		39817
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 229 243-7075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	DNMR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2023, Danimer Scientific, Inc. (the “Company”) held an Annual Meeting of Stockholders. Of the 101,938,376 shares of common stock outstanding and entitled to vote at the Meeting, 58,171,058 shares of common stock were present in person or by proxy and entitled to vote, representing approximately 57.06% of the Company’s shares of common stock entitled to vote at the Meeting.

At the Meeting, the Company’s stockholders: (i) approved the election of each of the following nine director nominees standing for election: Stephen E. Croskrey, John P. Amboian, Richard Hendrix, Philip Gregory Calhoun, Gregory Hunt, Dr. Isao Noda, Stuart W. Pratt, Cynthia Cohen, and Allison M. Leopold Tilley, and (ii) ratified the appointment of KMPG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

The voting results for each proposal are set forth below:

Proposal 1 – To elect nine members to serve on the Company’s Board of Directors (the “Board”) until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Stephen E. Croskrey	31,202,150	417,906	26,551,002
John P. Amboian	27,591,174	4,028,882	26,551,002
Richard Hendrix	24,851,629	6,768,427	26,551,002
Philip Gregory Calhoun	28,398,446	3,221,610	26,551,002
Gregory Hunt	31,230,303	389,753	26,551,002
Dr. Isao Noda	30,809,224	810,832	26,551,002
Stuart W. Pratt	31,264,281	355,775	26,551,002
Cynthia Cohen	31,231,763	388,293	26,551,002
Allison M. Leopold Tilley	31,134,957	485,099	26,551,002

Proposal 2 – To ratify the appointment of KMPG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
56,820,147	1,289,173	61,738	0

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Danimer Scientific, Inc

Date:	June 5, 2023	By:	/s/ Stephen A. Martin
Stephen A. Martin Chief Legal Officer & Corporate Secretary